EXHIBIT 10.42
EXECUTION COPY

AMENDMENT NO. 2
to
SECOND AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED TRANSFER
AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of September 26, 2018, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Greif Packaging LLC (“GP”), a Delaware limited liability company, Delta Petroleum Company, Inc., a Louisiana corporation, and American Flange & Manufacturing Co., Inc., a Delaware corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ Ltd.) (“MUFG”), as a Committed Investor, a Managing Agent and an Administrator, and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”), as a Committed Investor, a Managing Agent, an Administrator and the Agent, and solely with respect to Section 4.9, Greif, Inc.

RECITALS

WHEREAS, the SPV, the Servicer, the Originators and Rabobank have entered into that certain Second Amended and Restated Transfer and Administration Agreement, dated as of September 28, 2016 (as amended by that certain Amendment No. 1 to Second Amended and Restated Transfer and Administration Agreement, dated as of September 27, 2017, and as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “TAA”); and

WHEREAS, the parties hereto wish to make certain amendments to the TAA as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:

SECTION 1. Definitions.    All capitalized terms used but not defined herein have the meanings provided in the TAA.

SECTION 2. Amendments to the TAA. The TAA is hereby amended as follows:

1.The following new definitions are hereby added to Section 1.1 of the TAA in the appropriate alphabetical order:

“Beneficial Ownership Rule” means 31 C.F.R. § 1010.230.
“Second Amendment Effective Date” means September 26, 2018.

2.The definition of “Commitment Termination Date” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means the earlier to occur of September 26, 2019, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent and the Committed Investors (each in their sole discretion).

3.	The following new clause (ff) is hereby added to Section 4.1 of the TAA:

(ff) Beneficial Ownership. In the case of the SPV, as of the Second Amendment Effective Date, the SPV is an entity that is organized under the laws of the United States or of any state and at least 51 percent of whose common stock or analogous equity interest is owned by a listed entity and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule.

4.Section 6.1(a)(iv) of the TAA is hereby amended and restated in its entirety to read as follows:

Notices.    Promptly after receipt thereof, copies of all notices received by the SPV from any Originator. Promptly following any change that would result in a change to the status as an excluded Legal Entity Customer under and as defined in the Beneficial Ownership Rule, the SPV shall execute and deliver to the Agent a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Agent.

5.Section 6.2(m) of the TAA is hereby amended and restated in its entirety to read as follows:

(m) AML. SPV and Servicer will not, directly or indirectly, use the proceeds of Investments, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (A) to directly fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions to the extent such activities or business would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Investments, whether as underwriter, advisor, investor, or otherwise) or (C) in furtherance of a direct offer, payment, promise to pay, or authorization of the direct payment or giving of money, or anything else of value, in violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.

SECTION 3. Conditions Precedent. This Amendment shall become effective upon the satisfaction of the following: (i) receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties and (ii) payment to the Agent, for the benefit of the Managing Agent of each Investor Group, on behalf of the Investors in such Investor Group, of an extension fee in an amount equal to the product of (A) 0.05% and (B) the Commitment of the Committed Investors in such Managing Agent’s Investor Group.

SECTION 4. Miscellaneous.

1.Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist and (iii) each of the SPV, each Originator and the Servicer hereby represents and warrants that the representations and warranties of such Person set forth in the TAA and any other Transaction Document are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) as of the date hereof as though made on and as of such day (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

2.References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

3.Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

5.Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
8.Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Facsimile or other electronic signature pages shall be as effective as originals.

9.Reaffirmation of Guaranty. Greif, Inc. hereby consents to the terms of this Amendment, confirms that its obligations under the Guaranty remain unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guaranty.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF RECEIVABLES FUNDING LLC
By:	/s/ DAVID LLOYD
Name:	David Lloyd
Title:	Vice President and Treasurer

GREIF PACKAGING LLC,
Individually, as an Originator and as the Servicer
By:	/s/ DAVID LLOYD
Name:	David Lloyd
Title:	Vice President and Treasurer

DELTA PETROLEUM COMPANY, INC.
as an Originator
By:	/s/ DAVID LLOYD
Name:	David Lloyd
Title:	Vice President and Treasurer

AMERICAN FLANGE & MANUFACTURING CO., INC.,
as an Originator
By:	/s/ DAVID LLOYD
Name:	David Lloyd
Title:	Vice President and Treasurer

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Committed Investor, a Managing Agent and an Administrator
By:	/s/CHRISTOPHER POHL
Name:	Christopher Pohl
Title:	Managing Director

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH
as a Committed Investor for the Rabobank Investor Group, a Managing Agent, an Administrator and the Agent
By:	/s/ THOMAS MCNAMARA
Name:	Thomas McNamara
Title:	Executive Director

By:	/s/ LAUREN WILKS
Name:	Lauren Wilks
Title:	Vice President

Solely with respect to Section 4.9:
GREIF, INC.
By:	/s/ DAVID LLOYD
Name:	David Lloyd
Title:	Vice President and Treasurer